Loan Commitments and Standby Letters of Credit	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Loan Commitments and Standby Letters of Credit
Loan Commitments and Standby Letters of Credit

Loan commitments are made to accommodate the financial needs of Metro's customers. Standby letters of credit commit the Company to make payments on behalf of customers when certain specified future events occur. They primarily are issued to facilitate the customers' normal course of business transactions. Standby performance letters of credit are written conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Historically, almost all of the Company's standby letters of credit expire unfunded.

Letters of credit have risk essentially the same as that involved in extending loans to customers and are subject to the Company's normal credit policies. Since the majority of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future funding requirements. The Company requires collateral supporting these letters of credit as deemed necessary. Commitments generally have fixed expiration dates or other termination clauses. The amount of the liability as of December 31, 2011 and 2010 for guarantees under standby letters of credit issued was $0.

The Company's maximum exposure to credit loss for loan commitments (unfunded loans and unused lines of credit, including home equity lines of credit) and standby letters of credit outstanding were as follows:

	December 31,
(in thousands)	2011	2010
Unfunded commitments of existing commercial loans	$269,180	$267,804
Unfunded commitments of existing consumer/residential loans	86,273	73,731
Standby letters of credit	36,455	32,272
Commitments to grant loans	11,658	4,624
Total	$403,566	$378,431